Exhibit 99.1

Exhibit 99.1 – SLIDE PRESENTATION TO BONDHOLDERS

Cautionary Note The attached presentation was delivered to the bondholders of Vertis, Inc. and ACG Holdings, Inc. on August 8, 2007. Included in the presentation on page 2 are some cautionary notes to the bondholders regarding the information set forth in the presentation. In conjunction with the furnishing of this presentation on the Current Report on Form 8-K, Note i) on page 2 is no longer a valid statement. Notes ii) and iii), however, remain valid and should be read prior to reviewing the information in the presentation.

PRESENTATION TO BONDHOLDERS August, 8 2007 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

Cautionary Note The materials disclosed herein: i) Contain material non-public information and are being provided to you solely in reliance on your signed agreement to abide by the terms of the non-disclosure agreements entered into by you with Vertis and ACG; and ii) Contain forward looking statements, the realization of which is subject to a significant amount of uncertainty. Factors both within and outside the control of Vertis and ACG will affect the ability to realize any of the results reflected herein; furthermore, the information is incomplete (in that it is a high-level summary only) and subject to assumptions, qualifications, and performance criteria not otherwise described herein. Neither Vertis, ACG nor any of their advisors or consultants are making any expressed or implied warranty to you as to the accuracy or sufficiency of these materials. To the extent that a formal offer is made to all holders of applicable securities of Vertis or ACG, any document circulated in connection therewith may contain significant information not otherwise contained herein, which may be relevant to a person making an investment decision with respect to the securities of Vertis and ACG. iii) These materials are not and should not be construed as a solicitation for, or an offer to buy or sell, any security or related financial instrument. The Company and its advisors do not provide tax advice. Recipients of these materials are advised to contact their tax advisors in order to understand the tax consequences of the matters discussed or contemplated herein. The information contained herein is subject to change without notice. 2 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

EXECUTIVE SUMMARY STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

Strategic Rationale for the Combination Vertis Inc. (“Vertis”) has entered into a Letter of Intent (“LOI”) to merge with American Color Graphics (“ACG”) Vertis is a leading provider of targeted advertising, media, and marketing solutions that drive customers to marketers more effectively For LTM period ended 3/31/07, Vertis generated $1,451mm of revenue and $159mm of EBITDA1 ACG focuses primarily in the printing of retail advertising inserts and newspaper products For LTM period ended 3/31/07, ACG generated $445mm of revenue and $37mm of EBITDA1 The transaction brings a significant opportunity to create value — potential run-rate synergies of $76mm per year Leverage the transformation underway at Vertis Creates a larger, more efficient player in the inserts and premedia businesses Significantly reduces cost structure by combining the businesses Merge/reduce SG&A organizations Close overlapping print and premedia locations, retire old presses Additional savings potential in the areas of purchasing, scheduling/traffic/freight and manufacturing best practices Leverage Vertis’ six sigma and lean manufacturing capabilities Credit accretive event with significant deleveraging Potential for cross selling the full Vertis line of services to existing ACG customers Potential to accelerate introduction and expansion of new value-added services across a wider base Combination will be a positive strategic and credit event that will create significant value Definitive agreement is targeted to be executed by August 13, 2007 Pro forma Company will continue to be controlled by THL Partners and management 1 Bank definition of EBITDA 4 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

$272 $159 $76 $37 Vertis ACG Synergies Pro Forma Pro Forma Company Snapshot Revenue mix LTM 3/31/07 Revenue LTM 3/31/07 ($ in millions) EBITDA1 LTM 3/31/07 ($ in millions) + = Source: Company filings 1 Bank definition of EBITDA 2 Includes $4.1mm of addback from deferred procurement contract liabilities 3 Includes Premedia Direct Mail 23% Inserts 70% Other3 7% Direct Mail 18% Inserts 75% Other3 7% Inserts 89% Premedia 11% 72% increase 31% increase ACG Vertis Pro Forma 2 $445 $1,451 $1,896 Vertis ACG Pro Forma 5 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

Source: Company filings and equity research Note: Market data as of 8/3/07; financials calendarized to 12/31 1 Includes run-rate synergies of $76mm; Bank definition of EBITDA 2 Includes $4.1mm of addback from deferred procurement contract liabilities; Bank definition of EBITDA LTM 3/31/07 Revenue ($mm) LTM 3/31/07 EBITDA ($mm) FV/2007E EBITDA Combined Entity will have Significant Scale in Marketing Services Vertis ACG Vertis+ACG Vertis ACG2 Vertis+ACG Median = 7.1x 2721 Cenveo Catalina Valassis Deluxe R.R. Donnelley Consolidated Graphics Schawk Quebecor World Transcontinental Harte-Hanks 10,962 2,498 2,119 1,896 1,632 1,541 1,451 1,189 1,006 546 465 445 6,012 RRD IQW VCI TCL DLX CVO HHS CGX SGK POS 10.1x 9.5x 9.1x 8.1x 7.1x 7.0x 6.3x 5.9x 5.8x 6.6x POS HHS CVO DLX VCI RRD SGK IQW TCL CGX 335 328 218 171 159 158 144 142 84 37 197 1,598 552 RRD IQW DLX TCL HHS VCI CVO CGX POS SGK 6 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

SYNERGIES OVERVIEW STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

Methodology and Overview of Integration Plan Focused program to achieve synergies Reduce corporate overhead by $23mm Consolidate 5 insert plants for $17mm savings Freight and procurement synergies of $25mm Optimize premedia operations for $6mm savings Rationalize national and regional sales force for $5mm savings High confidence that synergies will be achieved Diligence underway for 10 weeks, assisted by target management team and external integration and financial experts Detailed timeline for phasing in synergies Additional Opportunities Customer and product optimization Further capacity utilization improvement Drive lean, six sigma and continuous improvement across combined company Focus on synergy opportunities derived from combining the operations with additional strategic cost reductions 8 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

Overview of Identified Synergies $mm Synergy execution 85% complete within 24 months 1 Net of $5.4mm of ongoing costs to support synergies 2 Excludes expected proceeds from sale of real estate of $12.9mm 3 Represents percent of COGS, SG&A and Capex Timing Category Year 1 Year 2 Year 3 Run - Rate Amount Synergies as % of combined spend Total cost to achieve synergies Total Corporate and Divisional Overhead $10.0 $ 1 5. 3 $2 2 . 3 $23.0 21.9% $24.2 Plant c onsolidations 3.2 7.6 15.6 16.7 1 10.8% 56.4 2 Sales force 4 .0 5 .0 5 .0 5 .0 18.7% 4.0 Procurement 13 . 3 20 .0 20 .0 20 .0 2.7% 0.0 Premedia Optimization 4 .0 6 .0 6 .0 6 .0 15.0% 3.0 Freight 3 .0 5 .0 5 .0 5 .0 5.7% 0.0 Total synergie s $37.5 $58.8 $73.9 $75.7 4.1% 3 $87.6 Real estate sale proceeds (12.9) Net cost to achieve synergies $74.7 9 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

Overview of Cost to Implement Synergies 1 Includes $9.2mm of expected proceeds from sale of real estate in Year 4 Cost to achieve these synergies approaches $75mm, largely driven by plant closure and personnel severance costs $mm Timing Total Category Year 1 Year 2 Year 3 Costs Severance and other $21.2 $17.7 $3.4 $42.3 Plant c onsolidations 10.6 14.2 16.8 41.6 Cost for new hires 0.8 0.8 1.5 3.1 Cost to idle presses 0.5 0.1 0.0 0.6 Total identified costs $ 33.1 $ 32.8 $ 21.7 $ 87.6 Capitalized c osts to achieve synergies $ 4.5 $ 11.0 $ 13.8 $ 29.3 Expensed c osts to achieve synergies 28.6 21.8 7.8 58.3 Total identified costs $ 33.1 $ 32.8 $ 21.7 $ 87.6 Real estate sale p roceeds 1 0.0 (2.0) (1.7) (12.9) Net costs to achieve synergies $ 33.1 $ 30 .8 $ 20.0 $ 74.7 10 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

Detailed Integration Plan: Corporate and Divisional Overhead Synergies Overhead synergies are achieved in three phases Plan outline / timing Spending reduced by 21.9% (from $105mm to $82mm, reduction of $23mm) Overhead cost structure reduced from 7.0% of sales to 5.5% of sales Stage ($mm ) Description Annualized Savings ($mm) Action Start Date Time frame to complete Cost to Achieve Phase I Elimination of organizational redundancies $9.4 Immediate 3 months $ 10.9 Phase II Planned headcount reductions focusing on specif ic functional areas 6.6 2008 3 months 4.3 Phase III Business process redesign and organizational restructuring 7.0 2009 6 months 9.0 Total $23.0 $ 24.2 11 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

Detailed Integration Plan: Identified Plant Consolidations As of 12/31/2006 Source: Company filings Note: Excludes direct mail and premedia centers 1 Excludes idle facility in Niles, MI 2 Excludes incremental ongoing costs (average net synergies of $3.3mm per plant) Targeted 5 plant closures with an average gross savings per plant of $4.4mm² Advertising Inserts printing locations # of Plants 1918 ACG Vertis 12 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

Detailed Integration Plan: Inserts Plant Consolidation Synergies Consolidation of plants will yield run rate synergies of $22.1mm, with 80% realized within 24 months $mm Timing to implement Year 1 = 1 plant Year 2 = 3 plants Year 3 = 1 plant Moves Include: Headcount reduction Severance & costs for new hires Press relocations/idling Real estate exit costs Ability to serve combined customer base with a smaller footprint. Maintain national footprint Optimize capacity utilization to near 90% Timing of plant closures intended to ensure full coverage during busy season Facilities Implications Comments 1 Ongoing cost to support synergies represents warehousing and related costs and adds staff to support the footprint Inserts Annualized Savings Cost to Relocate Equipment Severance and Hiring Costs Other Exit Costs Proceeds From Sale of Real Estate Net Cost to Achieve Plant Consolidations $ 2 2.1 $ 38 .4 $ 14.1 $ 3.3 ( $ 12.9 ) $ 42.9 Less: ongoing cost to support synergies 1 (5.4) Cost to idle equipment 0.6 0.6 Total $ 16.7 $38 .4 $14. 1 $3. 9 ( $12.9 ) $43.5 13 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

$5mm implemented during Phase I Detailed Integration Plan: Insert Sales Force Sales force realignment will yield cost saves of $5mm annually $mm Eliminate overlapping sales efforts Combined sales cost of $26.7mm Eliminate coverage redundancy Rationalize for account concentration Normalize incentive compensation plan Rationale Synergy Comments Annualized savings of $5.0mm represent 18.7% of combined sales costs of $26.7mm Inserts Annualized Savings Severance Costs Selling Cost Reduction $5.0 $4.0 14 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

Detailed Integration Plan: Procurement Synergies For the combined $731 million procurement spend, $20mm in identified synergies Procurement Synergies $20.0mm savings with 70% achievable in the first 12 months Key synergy drivers Achieve volume leverage for raw material purchases Execute disciplined sourcing processes for indirect material categories Successfully negotiate with a consolidated vendor base Put more long term contracts in place Model and optimize all in cost of commodities and track commodity price levels against public indices Other opportunities and risks Paper savings through supply chain optimization Ink savings assume similar technical ink specifications Minimum purchase agreements for Paper and Ink 1 Includes plastics, chemicals, pallets and other indirect Annual Purchases Category Vertis ACG Annual Savings % of total costs Paper and Ink $498 .0 $170.0 $17.0 2.5 % Other 1 47.0 16.0 3.0 4.8 % Total $545.0 $186.0 $20.0 2.7% 15 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

Close excess locations Headcount and facility cost reductions No material account breakage Eliminate redundant costs Combined total spend of $15.0mm Detailed Integration Plan: Premedia Optimization Minimal account overlap minimizes risk of breakage Maintain regional footprint with national capabilities Close 3 locations Run-rate synergy of $6mm by end of 2008 Approximately half derived from staff reduction and half from plant consolidation Synergies will be realized by reducing the footprint and overhead $mm Rationale Synergy Comments Annualized Savings Severance Costs Premedia Savings $6.0 $3.0 16 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

Detailed Integration Plan: Freight Synergies Combining $87mm spend for outbound transportation generates significant synergy opportunities $5.0mm of identified savings is achievable within 24 months Key synergy drivers Immediately begin to leverage the combined spend across all modes for 2008 contracts Utilize additional pricing leverage with freight vendors Implement best practices in LTL (less than truckload) spend Upgrade load planning software (TRACS), and install software in all ACG plants Other opportunities Reduce intra-company transfers not tied to a sale Redeploy / right-size in-house truck fleet Combine freight payment tasks Freight Synergies Annual Spend Category Vertis ACG Annual Savings % of total costs Freight $ 56.0 $ 31.0 $ 5.0 5.7% 17 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE

$1,607 $66 $397 $1,210 $171 $143 $28 $53 $13 $76 $1,844 $1,406 Vertis ACG Combined Synergies COGS SG&A Capex Synergies are a Relatively Small Percentage of Cost Base $76mm of synergies represents 4.1% of combined company costs1 and 4.0% of revenue Costs ($mm) Source: Company filings, JPMorgan assumptions Note: LTM figures as of 3/31/07 1 Costs include COGS, SG&A and Capex 2 Represents run-rate synergies of $76mm $438 2 18 STRICTLY PRIVATE AND CONFIDENTIAL — THIS INFORMATION IS SUBJECT TO THE DISCLOSURES CONTAINED UNDER THE CAUTIONARY NOTE